UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2023

Fortress Biotech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35366 (Commission File Number)	20-5157386 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, FL 33154

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act.

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBIO	Nasdaq Capital Market
9.375% Series A Cumulative Redeemable Perpetual Preferred Stock	FBIOP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 27, 2020, Fortress Biotech, Inc. (the “Company”) issued common stock purchase warrants (the “Existing Warrants”) to purchase up to 1,749,450 shares of common stock, par value $0.001 per share (the “Common Stock”) at an exercise price of $3.20 per share to Oaktree Fund Administration, LLC (the “Agent”) and certain of its affiliates in a private placement. The Existing Warrants were issued in connection with the Credit Agreement, dated as of August 27, 2020 (the “Credit Agreement”) by and among the Company, the lenders from time-to-time party thereto (the “Lenders”) and the Agent.

On June 13, 2023, the Company entered into a Letter Agreement (the “Letter Agreement”) by and among the Company, the Agent and the Lenders, pursuant to which the Company agreed to lower the exercise price of the Existing Warrants to $0.5424 per share and issue amended and restated warrants reflecting the new exercise price (the “Amended and Restated Warrants”), as consideration for the Agent and Lenders’ agreement to permit the Company and/or certain of its subsidiaries to take certain actions. The Amended and Restated Warrants are exercisable on or after June 13, 2023 and expire August 27, 2030.

The foregoing description of the Amended and Restated Warrants does not purport to be complete and is qualified in its entirety by reference to the form of Amended and Restated Warrant, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 3.03 Material Modifications of Rights of Security Holders.

The disclosure set forth under Item 1.01 is incorporated herein by reference into this Item 3.03 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description

4.1	Form of Amended and Restated Warrant

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)

Date: June 16, 2023

	By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Chairman, President and Chief Executive Officer